

Immunic Therapeutics

Second Quarter 2022 Financial Results and Corporate Update

NASDAQ: IMUX | August 4, 2022

Cautionary Note Regarding Forward-Looking Statements

→ This presentation contains "forward-looking statements" that involve substantial risks and uncertainties for purposes of the safe harbor within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These include statements regarding management's intentions, plans, beliefs, expectations or forecasts for the future, and, therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Immunic undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. We use words such as "anticipates," "believes," "plans," "expects," "projects," "future," "intends," "may," "will," "should," "could," "estimates," "predicts," "potential," "continue," "guidance," and similar expressions to identify these forward-looking statements that are intended to be covered by the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995.

→ Such forward-looking statements are based on our expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors, including, but not limited to, risks relating to strategy, future operations, future financial position, future revenue, projected expenses, prospects, plans and objectives of management. Risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any forward-looking statement include, but are not limited to: Immunic's plans to develop and commercialize its product candidates, including vidofludimus calcium (IMU-838), IMU-935 and IMU-856; the timing of initiation of Immunic's planned clinical trials; the potential for vidofludimus calcium and the Company's other product candidates to safely and effectively target and treat the diseases mentioned herein; the impact of future preclinical and clinical data on vidofludimus calcium and the Company's other product candidates; the availability or efficacy of Immunic's potential treatment options that may be supported by trial data discussed herein; expectations regarding potential market size; the timing of the availability of data from Immunic's clinical trials; the timing of any planned investigational new drug application or new drug application; Immunic's plans to research, develop and commercialize its current and future product candidates; Immunic's ability to successfully collaborate with existing collaborators or enter into new collaboration agreements, and to fulfill its obligations under any such collaboration agreements; the clinical utility, potential benefits and market acceptance of Immunic's product candidates; Immunic's commercialization, marketing and manufacturing capabilities and strategy; Immunic's ability to identify additional products or product candidates with significant commercial potential; developments and projections relating to Immunic's competitors and industry; the impact of government laws and regulations; Immunic's ability to protect its intellectual property position; Immunic's listing on The Nasdaq Global Select Market; expectations regarding the capitalization, resources and ownership structure of the company; the executive and board structure of the company; Immunic's estimates regarding future revenue, expenses, capital requirements and need for additional financing; the nature, strategy and focus of the company; and the other risks set forth in the company's Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the Securities and Exchange Commission.

→ Forward-looking statements included in this presentation are based on information available to Immunic as of the date of this presentation. Immunic does not undertake any obligation to update such forward-looking statements except as required by applicable law.

Agenda

Second Quarter 2022 Financial Results and Corporate Update

01

Second Quarter 2022 and Subsequent Highlights

May: Announced Start of Celiac Disease Cohorts in Ongoing Phase 1 Clinical Trial of IMU-856



Double-blind, randomized, placebo-controlled phase 1 study performed in three parts:

- Safety and pharmacokinetics in healthy human subjects (Part A: single ascending dose, Part B: multiple ascending dose)
- Part C includes a celiac disease patient population, designed to assess safety and tolerability of IMU-856 as well as pharmacokinetics and disease markers

On May 5, 2022, Immunic announced the start of the celiac disease patient cohorts, representing the first time patients will be treated with the orally available small molecule modulator targeting restoration of intestinal barrier function and regeneration of bowel epithelium

Exclusive global rights to commercialization of IMU-856 in all countries obtained through option and licensing agreement with Daiichi Sankyo

June: Reported Top-Line Data from Phase 2 CALDOSE-1 Trial of Vidofludimus Calcium in Patients with Moderate-to-Severe UC

- Revealed a previously unknown interaction with chronic concurrent steroid use, resulting in missing the trial's primary endpoint
- Announced that the company's development programs in the inflammatory bowel disease indications will not be continued without a partner

June: Announced Publication of Data from Phase 2 EMPhASIS Trial of Vidofludimus Calcium in RRMS in Peer Reviewed Journal

ANNALS of Clinical and Translational Neurology

Open Access

ANA American Neurological Association

RESEARCH ARTICLE

A double-blind, randomized, placebo-controlled phase 2 trial evaluating the selective dihydroorotate dehydrogenase inhibitor vidofludimus calcium in relapsing-remitting multiple sclerosis

Robert J. Fox[1], Heinz Wiendl[2], Christian Wolf[3], Nicola De Stefano[4], Johann Sellner[5], Viktoriia Gryb[6], Konrad Rejdak[7], Plamen Stoyanov Bozhinov[8], Nataliya Tomakh[9], Iryna Skrypchenko[10] & Andreas R. Muehler[11]

[1]Mellen Center for Multiple Sclerosis, Cleveland Clinic, Cleveland, Ohio, USA
[2]Department of Neurology with Institute of Translational Neurology, University of Münster, Münster, Germany
[3]Lycalis sprl, Brussels, Belgium
[4]Department of Medicine, Surgery and Neuroscience, University of Siena, Siena, Italy
[5]Department of Neurology, Landesklinikum Mistelbach-Gänserndorf, 2130, Mistelbach, Austria
[6]Regional Clinical Hospital Department of Vascular Neurology,Ivano-Frankivsk, Ukraine
[7]Medical University of Lublin, Department of Neurology, Jaczewskiego 8, 20-954, Lublin, Poland
[8]Medical University of Pleven, 1 Saint Kliment Ohridski Street, 5800, Pleven, Bulgaria
[9]LLC "INET-09" 32, Zhabotinskogo Leonida Street, Zaporozhye, Ukraine
[10]Kharkiv Regional Clinical Hospital Department of Neurology, Kharkiv, Ukraine
[11]Immunic AG, Lochhamer Schlage 21, 82166, Gräfelfing, Germany

- Published in the peer reviewed journal, *Annals of Clinical and Translational Neurology*
- Authored by coordinating investigator Robert J. Fox, M.D., Staff Neurologist, Mellen Center for Multiple Sclerosis, Vice-Chair for Research, Neurologic Institute, Cleveland Clinic, Cleveland, Ohio

Immunic THERAPEUTICS

July: Announced Appointment of Maria Törnsén to Board of Directors



- Industry executive with 20 years of global commercial experience in U.S. and ex-U.S. markets
- Jan Van den Bossche resigned from the Board
- Both effective July 5, 2022

02

Clinical Updates

EMPhASIS Trial: Post-Hoc Analysis Shows That Concomitant Corticosteroids Treatment in RRMS Patients is Rare and Short

Concomitant Corticosteroids Treatment Was Rare

- Overall, few patients required concurrent corticosteroid treatment and, when needed, only one or very few courses were required
- A total of only N= 52/268 (19 %) patients had any use of corticosteroid during the main treatment period with an average duration of only 4.4 days

N of Corticosteroid Courses Given	0	1	2	>2
N of Patients	**216 (80 %)**	43 (16 %)	6 (2 %)	3 (0.7 %)

Concomitant Corticosteroids Treatment Was Short

Corticosteroids were used only as short-term concomitant medication for:

- MS relapse (N=48)
- COVID-19 infection (N=1)
- Eczema (N=1)
- Acute bronchitis (N=1)
- Contact urticaria (N=1)

Average Duration of Each Corticosteroid Treatment Course (Pooled Cohorts 1+2)	4.4 days
Minimum	1 day
Maximum	10 days

Total number of patients Cohort 1 + Cohort 2 EMPhASIS: 268. 10 mg N=47, 30 mg N=71, 45 mg N= 69, Placebo N=81

Immunic THERAPEUTICS

Exploratory Phase 1 Drug-Drug Interaction (DDI) Study of IMU-935 Raised No Concerns



- Exploratory phase 1 study completed in 15 evaluable healthy human subjects to assess the DDI potential of IMU-935
- No relevant signals for DDI potential observed
- Treatment was safe and well-tolerated

Update on Phase 1 Clinical Trial of IMU-935 in mCRPC

Initial Safety Data Available

Initial safety data available so far show a promising safety profile of IMU-935 in metastatic castration-resistant prostate cancer (mCRPC).

- Open-label dose escalation trial to evaluate safety, tolerability, anti-tumor activity, and pharmacokinetics of IMU-935 in patients with progressive, metastatic castration-resistant prostate cancer
  - First two dose cohorts fully recruited, 6 patients enrolled in the 300 mg cohort and 6 patients in the 600 mg cohort
  - Of these patients, all have completed initial 28-day safety study part without reaching dose limiting toxicity (DLT)
  - Third, 900 mg cohort expected to start dosing soon
- Initial safety data available so far show a promising safety profile of IMU-935 in mCRPC, with only benign adverse events and no dose limiting toxicities.
- Immunic plans to provide a more comprehensive update on safety and also on potential signs of anti-tumor activity of IMU-935 in this trial as soon as data from the planned dose expansion part are available.



Principal Investigator

Johann Sebastian de Bono, M.D., Ph.D.

Regius Professor of Cancer Research and Professor in Experimental Cancer Medicine

The Institute of Cancer Research and The Royal Marsden NHS Foundation Trust

London, United Kingdom

NCT05124795

03

Financial and Operating Results

Consolidated Statements of Operations
(In thousands, except share and per share amounts, unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,	
	2022	2021	2022	2021
Operating expenses:				
Research and development	$ 16,538	$ 15,738	$ 33,983	$ 27,257
General and administrative	4,072	3,432	8,062	7,050
4SC royalty settlement	—	—	—	17,250
Total operating expenses	20,610	19,170	42,045	51,557
Loss from operations	(20,610)	(19,170)	(42,045)	(51,557)
Other income (expense):				
Interest income	106	13	113	41
Other income (expense), net	(1,397)	1,223	(777)	(952)
Total other income (expense)	(1,291)	1,236	(664)	(911)
Net loss	$ (21,901)	$ (17,934)	$ (42,709)	$ (52,468)
Net loss per share, basic and diluted	$ (0.72)	$ (0.82)	$ (1.49)	$ (2.44)
Weighted-average common shares outstanding, basic and diluted	30,248,767	21,749,439	28,686,910	21,463,656

$88.1 million in cash and cash equivalents as of June 30, 2022 are expected to **fund operations into the fourth quarter of 2023**

Immunic THERAPEUTICS

04

Anticipated Clinical Milestones

Vidofludimus Calcium in Multiple Sclerosis
Executive Summary

Phase 3 program of vidofludimus calcium in RMS ongoing based on **excellent clinical data** package

- Demonstrated effect on all relevant endpoints in 268 RRMS patients, including anti-inflammatory & neuroprotective effects
- Unrivaled safety to date, with over 1,100 individuals treated

New third-party data clearly highlights the unmet need of **preventing disability progression**, which is seen across the spectrum of patients with MS

- The understanding of MS has evolved, with evidence showing a smoldering disease that is connected to Epstein-Barr virus and subsequent inflammation & neurodegeneration

Vidofludimus calcium selectively manages all three components needed to **quell smoldering MS**

- Anti-viral effect
- Anti-inflammatory effect
- Neuroprotective impacts

Large market opportunity exists for a therapy that can holistically and sustainably address patients' needs

- Even current market leaders only optimize for one feature
- Most treatment options have series of risks / downsides

Key Publications in 2022 Provide Clear Evidence of a Direct Link Between Epstein-Barr Virus and MS

- Epidemiologic study showed a clear **association between EBV infection and occurrence of MS**[1]:
  - 32-fold increased risk in EBV-infected patients
  - Serum levels of neurofilament light chain increased only after EBV seroconversion
- **Cross-reactive antibodies** between EBV antigen EBNA1 and CNS protein GlialCAM found in the CSF of MS patients[2,3]
  - Proof of mechanistic link between EBV and MS
  - Anti-CD20 antibodies deplete B cells, but do not deplete their progeny (antibody-producing plasma cells, which are CD20 negative).


REPORT
Longitudinal analysis reveals high prevalence of Epstein-Barr virus associated with multiple sclerosis
Article
Clonally expanded B cells in multiple sclerosis bind EBV EBNA1 and GlialCAM
Science
Epstein-Barr virus and multiple sclerosis

[1] Bjornevik K. et al., Science. 10.1126/science.abj8222 (2022) [2] Lanz, T.V. et al., Nature 603, 321–327 (2022) [3] Robinson WH, Steinman L. Science. 2022 Jan 21;375(6578):264-265
EBV: Epstein-Barr Virus; CNS: central nervous system; CSF: cerebrospinal fluid; CD20: B-lymphocyte antigen

Immunic THERAPEUTICS

Vidofludimus Calcium in Multiple Sclerosis
Straightforward Approval Strategy

Phase 3 ENSURE Program in RMS[1]

- Two identical pivotal trials in RMS patients
- Goal: Low risk clinical program for regulatory approval of vidofludimus calcium
- Dosage: 30 mg vidofludimus calcium QD

Phase 2 CALLIPER Trial in PMS[2]

- Phase 2 trial in PMS patients
- Goal: Demonstrate vidofludimus calcium's potential for neuroprotective activity in a non-relapse setting
- Dosage: 45 mg vidofludimus calcium QD


CALLIPER
Interim Analysis
H2/2023
CALLIPER
Read-out
End of 2024
ENSURE-1
Read-out
End of 2025
H2
H1
H2
H1
H2
H1
H2
H1
TODAY
2023
2024
2025
2026

[1] ClinicalTrials.gov: NCT05134441 & NCT05201638; [2] ClinicalTrials.gov: NCT05054140
RMS: relapsing multiple sclerosis; PMS: progressive multiple sclerosis; QD: quaque die = once-daily

Immunic THERAPEUTICS

IMU-935 Phase 1 Clinical Trial

Part C in Moderate-to-Severe Psoriasis Patients



Recruitment is ongoing in Australia, New Zealand and Bulgaria.

Initial clinical activity results are expected to be available in Q4/2022.

IMU-856 Phase 1 Clinical Trial



Unblinded safety data from the single and multiple ascending dose parts of IMU-856 in healthy human subjects are expected to be available in Q3/2022.

05

Q&A Session

06

Summary and Highlights

Advanced Clinical Pipeline

Three Differentiated Programs in Various Phases of Clinical Development

Program	Target	Preclinical	Phase 1	Phase 2	Phase 3	Key Milestones
Vidofludimus Calcium (IMU-838)	DHODH	Relapsing Multiple Sclerosis (RMS) – ENSURE Trials				▪ RMS interim analysis planned after approx. half of the events occurred
		Progressive Multiple Sclerosis (PMS) – CALLIPER Trial				▪ PMS interim analysis planned after half of the patients completed 24 weeks of treatment
		Primary Sclerosing Cholangitis (PSC)				
IMU-935	IL-17 / RORγt	Psoriasis				▪ Q4/2022: initial psoriasis data expected
		Castration-Resistant Prostate Cancer (CRPC)				
IMU-856	Intestinal Barrier Function	Celiac Disease				▪ Q3/2022: SAD/MAD safety data expected

■ Completed or ongoing ■ In preparation or planned

Immunic THERAPEUTICS

Thank You!



Jessica Breu

Head of IR & Communications

Phone: +49-89-2080477-09

Email: ir@imux.com

Web: www.imux.com



Immunic, Inc.
1200 Avenue of the Americas
New York City, NY 10036
USA

Immunic AG
Gräfelfing (Munich)
Germany

Immunic Research GmbH
Weinberg Campus
Halle (Saale)
Germany

Immunic Australia Pty. Ltd.
Melbourne
Australia